Exhibit 10.1

FIRST AMENDMENT TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT
This First Amendment to Amended and Restated Loan and Security Agreement (this “Amendment”) is entered into as of August 2, 2018, by and between EAST WEST BANK (“Bank”) and MAXWELL TECHNOLOGIES, INC. (“Borrower”).
RECITALS
WHEREAS, Borrower and Bank are parties to the Amended and Restated Loan and Security Agreement, dated as of May 8, 2018 (as amended from time to time, the “Loan Agreement”);
WHEREAS, Borrower has requested that Bank amend Section 6.7(b) of the Loan Agreement to provide that the minimum EBITDA for the Fiscal Quarter ending September 30, 2018, is negative Ten Million Dollars ($10,000,000); and
WHEREAS, Bank is willing to agree to Borrower’s request, on the terms set forth herein;
NOW, THEREFORE, the parties agree as follows:
1.Amendment to Loan Agreement. Section 6.7(b) of the Loan Agreement is amended to read as follows:
(b)    Minimum EBITDA. A minimum EBITDA as the last day of each Fiscal Quarter for the two (2) Fiscal Quarters then ended, as set forth below:

Fiscal Quarter Ending	Minimum EBITDA
September 30, 2018	Minimum Third Quarter EBITDA
December 31, 2018	($5,000,000)
March 31, 2019	($2,000,000)
June 30, 2019	$1,000,000
September 30, 2019, and each Fiscal Quarter thereafter	$3,000,000

“Minimum Third Quarter EBITDA” means (i) ($10,000,000) if Borrower has issued equity securities during the period commencing on August 2, 2018 and ending on September 30, 2018 (the “Equity Raise Period”), for aggregate cash consideration of at least $15,000,000 (the “Minimum Cash Consideration”), and (ii) ($6,000,000) if Borrower has not received the Minimum Cash Consideration during the Equity Raise Period.
2.    Course of Dealing. No course of dealing on the part of Bank or its officers, nor any failure or delay in the exercise of any right by Bank, shall operate as a waiver thereof, and any single or partial exercise of any such right shall not preclude any later exercise of any such right. Bank’s failure at any time to require strict performance by Borrower of any provision of the Loan Documents shall not affect any right of Bank thereafter to demand strict compliance and performance. Any suspension or waiver of a right must be in writing signed by an officer of Bank.
3.    Miscellaneous. Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Loan Agreement. The Loan Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Loan Agreement, as in effect prior to the date hereof.
4.    Representations and Warranties. Borrower represents and warrants that the Representations and Warranties contained in the Loan Agreement are true and correct as of the date of this Amendment, and that no Event of Default has occurred and is continuing.
5.    Conditions Precedent. As conditions precedent to the effectiveness of this Amendment:
(a)    Bank shall have received, in form and substance satisfactory to Bank, the following:
(i)    this Amendment, duly executed by Borrower; and
(ii)    such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate;
(b)    The Swiss Subsidiary shall have consented to this Amendment and shall have reaffirmed its guaranty of the Obligations pursuant to the Swiss Subsidiary Guaranty Documents by executing this Amendment as set forth below; and
(c)    Borrower shall have paid all reasonable Bank Expenses incurred through the date of this Amendment, which may be debited from any of Borrower's accounts.
6.    Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.
IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

MAXWELL TECHNOLOGIES, INC.

By: /s/ David Lyle
Name:__David Lyle______________
Title: CFO

EAST WEST BANK

By: /s/ Chris Hetterly
Name:___Chris Hetterly____________
Title: Managing Director

[Signature Page to First Amendment to Amended and Restated Loan and Security Agreement]

The Swiss Subsidiary consents to the modifications to the Obligations pursuant to this Amendment, hereby ratifies the provisions of the Swiss Subsidiary Guaranty Documents and confirms that all provisions of Swiss Subsidiary Guaranty Documents are in full force and effect.

MAXWELL TECHNOLOGIES SA

By: /s/ Emily Lough_________________
Name:__Emily Lough____________________
Title: Director__________________

[Signature Page to First Amendment to Amended and Restated Loan and Security Agreement]